WASATCH FUNDS TRUST

Supplement dated June 29, 2017 to the

Prospectus dated January 31, 2017

Investor Class

Wasatch Micro Cap Fund® - Investor Class (WMICX)

This Supplement updates certain information contained in the Wasatch Funds Prospectus for Investor Class shares dated January 31, 2017 as amended. You should retain this Supplement and the Prospectus for future reference. Additional copies of the Prospectus may be obtained free of charge by visiting our web site at www.WasatchFunds.com or calling us at 800.551.1700.

Effective July 1, 2017, the section entitled “Wasatch Micro Cap Fund-Summary-Portfolio Management-Portfolio Manager” on page 57 of the Prospectus for the Fund is hereby deleted in its entirety and replaced with the following:

Portfolio Managers

Ken Korngiebel, CFA Lead Portfolio Manager Since July 2017	Dan Chace, CFA Portfolio Manager Since 2004

Effective July 1, 2017, the disclosure in the portfolio managers table for the Fund in the section entitled “Management-Portfolio Managers” on page 105 of the Prospectus is hereby deleted in its entirety and replaced with the following:

Name of Fund	Portfolio Manager(s)
Micro Cap Fund	Ken Korngiebel, CFA and Dan Chace, CFA

Effective July 1, 2017, the biography for Dan Chace in the section entitled “Management-Portfolio Managers” on page 106 of the Prospectus is hereby deleted in its entirety and replaced with the following:

Dan Chace, CFA was the lead portfolio manager for the Micro Cap Fund from 2004 to July 1, 2017 and has been a portfolio manager of the Fund since July 1, 2017. He joined the Advisor in 2002. Prior to joining the Advisor, Mr. Chace earned a Master of Business Administration from Harvard Business School. Before entering business school in 2000, he worked in New York City as an equities analyst following Latin American financial institutions at J.P. Morgan Securities Inc. From 1999 to 2000, he was the lead Latin American financial institutions analyst at SG Cowen Securities Corporation. Mr. Chace received a Bachelor of Arts in Cultural Anthropology from Pomona College.

In addition, effective July 1, 2017, the section entitled “Management-Portfolio Managers” of the Prospectus is hereby supplemented with the following:

Ken Korngiebel, CFA has been the lead portfolio manager since July 1, 2017. Mr. Korngiebel joined Wasatch Advisors in 2015, providing additional research support and leadership for the entire U.S. small-cap equity team. His investment career has spanned more than 20 years, during which he has covered small-, mid- and large-cap growth stocks across all sectors. Prior to joining Wasatch Advisors, Mr. Korngiebel was a founder, partner and lead portfolio manager at Montibus Capital Management, which is a business backed by Stifel Financial Corp. At Montibus, he led a team of five investment professionals from 2006 to 2015, managing the firm’s long-only small- and SMID-cap growth portfolios totaling $1 billion in assets. Earlier in his career, he was a senior managing director and lead portfolio manager at Columbia Management Company, where he rebuilt a six-person investment team, implemented a new philosophy and process, and managed small-, SMID- and mid-cap growth portfolios totaling $2.6 billion in assets. His tenure at Columbia Management was from 1996 to 2006. Mr. Korngiebel holds a Master of Business Administration from the Wharton School of the University of Pennsylvania, and a Bachelor of Arts in Economics and Spanish from Stanford University. He is also a CFA charterholder.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE